UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00862

The Growth Fund of America, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The Growth Fund of America®

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Special feature

How GFA invests in volatile markets

See page 6

Annual report for the year ended August 31, 2011

The Growth Fund of America invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2011 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge	–8.96%	–2.14%	3.82%

The total annual fund operating expense ratio was 0.68% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

Results for other share classes can be found on page 3.

See the prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Fellow investors:

The 2011 fiscal year started strong as investors grew more confident in a U.S. economic expansion and continuing robust corporate profits. U.S. stocks rose during much of the first six months, but then flattened and declined in the final four months of the fiscal year, ending on a sour note in August. Volatility returned as worries about Europe’s debt crisis increased, and the U.S. economic recovery slowed. Reports of a weak employment outlook circulated as many cities and states laid off workers and cut spending.

In this volatile 12 months, The Growth Fund of America (GFA) posted a total return of 15.4%. On an absolute basis, the return seemed solid in an up-and-down year. But on a relative basis, the fund trailed the 18.5% total return of the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market. As shown in the chart below, the fund also trailed the four Lipper indexes we use to measure GFA’s progress over the short term.

Over longer periods, GFA has continued to outpace the S&P 500 and its comparable Lipper peer group indexes by significant margins. For the 10 years ended August 31, 2011, a challenging period that included two major market declines, GFA posted an average annual total return of 4.0%, compared with 2.7% by the S&P 500. Over 20 years, GFA produced an average annual total return of 9.9%, compared with 7.9% by the S&P 500. Over its nearly 38-year lifetime, GFA had an average annual total return of 13.3%, compared with 10.3% by the S&P 500.

[Begin Sidebar]
Results at a glance

Total returns for periods ended August 31, 2011, with all distributions reinvested

	Total returns	Average annual total returns

	1 year	5 years	10 years	Lifetime1
The Growth Fund of America
(Class A shares)	15.4%	1.0%	4.0%	13.3%
Standard & Poor’s 500 Composite Index2	18.5	0.8	2.7	10.3
Lipper Growth Funds Index3	19.1	0.8	2.0	9.3
Lipper Capital Appreciation Funds Index3	16.0	2.8	3.7	10.5
Lipper Large-Cap Growth Funds Index3	21.2	2.6	1.8	—	4
Lipper Large-Cap Core Funds Index3	16.9	0.6	2.1	—	4

1 Since Capital Research and Management Company (CRMC) began managing the fund on December 1, 1973.
2 The S&P 500 is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
3 Results of the Lipper indexes do not reflect the effect of sales charges, account fees or taxes.
4 This Lipper index was not in existence when CRMC began managing the fund.

[End Sidebar]

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[Begin Sidebar]
In this report

Special feature

6	How GFA invests in volatile markets

Contents

1	Letter to investors

4	The value of a long-term perspective

12	Summary investment
portfolio

18	Financial statements

35	Board of directors and other officers
[End Sidebar]

Investment results analysis

Information technology companies, which make up the largest investment sector for the fund, and consumer discretionary stocks helped results. Among technology stocks, Apple, the fund’s largest holding, rose 58.1%, aided by strong sales of its iPad and iPhone products. Oracle, a major supplier of database management software, increased 28.3%.

Internet retailer Amazon led the consumer discretionary group by rising 72.5% during the fiscal year. Other consumer discretionary stocks that helped were cable television provider Comcast (+27.8%), home improvement retailer Home Depot (+20.0%) and digital television services provider DIRECTV (+16.0%). Among our industrial holdings, railroad operator Union Pacific (+26.4%) also helped results.

Financial services stocks had a mixed impact on results. The fact that the fund owned few financial companies helped the fund relative to the S&P 500, which included more financials. However, the financial stocks the fund held hurt results. Bank of America, for example, declined 34.4%.

Unlike most of the past 10 years, international stocks detracted from results in the past 12 months. Relatively poor results in fund holdings in Canada, Mexico and Israel more than offset good investments in Hong Kong and Switzerland. The health care sector also detracted from results. Teva Pharmaceuticals fell 18.2%.

The road ahead

For the next 12 months, it appears that jobs, housing and consumer spending could continue to be slow to recover. It also appears that local, state and federal governments will continue to cut public spending in an attempt to balance their budgets. All of this will help keep a lid on economic growth. Standard & Poor’s, a major ratings agency, lowered the U.S. debt rating to AA+ on August 5 and issued a negative outlook, saying that the debt ceiling agreement reached in August failed to provide a clear path for reducing the U.S. fiscal deficit over the medium term and that the prolonged debate highlighted the vast gap between the Democrats and Republicans.

It’s important to remember, however, that the stock market is not the same as the economy because it often anticipates future developments. Therefore, returns from stocks can be quite different from growth rates in the economy. So, we will continue to search for healthy companies, selling at reasonable valuations, in an environment in which we will be cautiously aware of remaining volatility. Our feature story, beginning on page 6, describes how GFA invests in volatile markets and discusses some potentially strong growth companies over the next three to five years.

With government decisions on spending, individual taxation, job programs and increasing regulation on the U.S. legislative docket in the coming months, we will be monitoring events closely. We also will be tracking developments in Europe’s financial crisis with our worldwide network of investment professionals.

We remain confident about our long-term prospects and believe that our investment process, which focuses on fundamental investing with a global perspective, will help us get through this challenging period.

We thank our long-term investors for your continued support of The Growth Fund of America and look forward to keeping you informed about how we handle the challenges and opportunities ahead.

Cordially,

/s/ James F. Rothenberg

James F. Rothenberg
Vice Chairman of the Board

/s/ Donald D. O’Neal

Donald D. O’Neal
President

October 4, 2011

For current information about the fund, visit americanfunds.com.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2011 (the most recent calendar quarter-end):
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–8.93%	–2.08%	3.82%
Not reflecting CDSC	–4.13	–1.72	3.82

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–5.11	–1.74	3.62
Not reflecting CDSC	–4.16	–1.74	3.62

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	–3.34	–0.95	4.45

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	–3.15	—	–2.98

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–9.01	–2.19	2.72
Not reflecting maximum sales charge	–3.45	–1.02	3.36

Class 529-B shares2,4 — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–8.99	–2.17	2.63
Not reflecting CDSC	–4.20	–1.81	2.63

Class 529-C shares4 — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–5.17	–1.81	2.50
Not reflecting CDSC	–4.21	–1.81	2.50

Class 529-E shares3,4 — first sold 3/1/02	–3.70	–1.31	2.89

Class 529-F-1 shares3,4 — first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–3.20	–0.81	6.09

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

The value of a long-term perspective

How a $10,000 investment has grown

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2011)*

	1 year	5 years	10 years

Class A shares	8.77%	–0.19%	3.35%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

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Date	The Growth Fund of America3	Standard & Poor’s 500 Composite Index with dividends reinvested4	Lipper Growth Funds Index5	Consumer Price Index (inflation)6

12/1/1973	$9,425	$10,000	$10,000	$10,000
8/31/1974(7)	7,874	7,749	7,204	10,893
8/31/1975	9,792	9,776	9,126	11,830
8/31/1976	11,165	12,043	10,607	12,505
8/31/1977	12,377	11,835	10,558	13,333
8/31/1978	20,136	13,315	13,315	14,379
8/31/1979	23,595	14,881	15,033	16,078
8/31/1980	31,496	17,588	19,013	18,148
8/31/1981	35,383	18,539	20,125	20,109
8/31/1982	38,595	19,134	20,339	21,285
8/31/1983	56,382	27,582	30,631	21,830
8/31/1984	56,805	29,280	29,823	22,767
8/31/1985	64,493	34,616	34,712	23,529
8/31/1986	82,962	48,158	46,117	23,900
8/31/1987	109,731	64,779	59,044	24,924
8/31/1988	97,962	53,241	49,752	25,926
8/31/1989	136,507	74,101	67,293	27,146
8/31/1990	123,184	70,400	62,015	28,671
8/31/1991	160,815	89,300	79,872	29,760
8/31/1992	168,703	96,368	84,053	30,697
8/31/1993	210,269	110,996	101,030	31,547
8/31/1994	222,852	117,057	105,782	32,462
8/31/1995	279,812	142,129	128,702	33,312
8/31/1996	282,323	168,734	142,829	34,270
8/31/1997	391,124	237,282	191,969	35,033
8/31/1998	390,174	256,505	196,093	35,599
8/31/1999	629,203	358,611	277,049	36,405
8/31/2000	965,880	417,104	354,976	37,647
8/31/2001	721,756	315,433	236,853	38,671
8/31/2002	578,827	258,698	188,774	39,368
8/31/2003	701,724	289,889	214,778	40,218
8/31/2004	762,451	323,073	227,211	41,285
8/31/2005	924,112	363,626	261,043	42,789
8/31/2006	1,013,358	395,887	277,109	44,423
8/31/2007	1,182,434	455,775	320,863	45,298
8/31/2008	1,085,043	405,029	284,553	47,731
8/31/2009	894,135	331,128	228,567	47,023
8/31/2010	922,764	347,454	241,543	47,563
8/31/2011	1,065,029	411,656	287,751	49,356
[end moutain chart]

Year ended August 31	1974	7	1975	1976	1977	1978	1979	1980		1981

Total value (dollars in thousands)
Dividends reinvested	—		$.4	.3	—	.3	—	.3		.5
Value at year-end	$7.9		9.8	11.2	12.4	20.1	23.6	31.5		35.4
GFA total return	(21.3%)		24.4	14.0	10.9	62.7	17.2	33.5		12.3

Year ended August 31	1982		1983	1984	1985	1986	1987	1988		1989

Total value (dollars in thousands)
Dividends reinvested	1.7		2.3	1.6	1.2	1.0	1.4	1.5		1.7
Value at year-end	38.6		56.4	56.8	64.5	83.0	109.7	98.0		136.5
GFA total return	9.1		46.1	0.8	13.5	28.6	32.3	(10.7)		39.3

Year ended August 31	1990		1991	1992	1993	1994	1995	1996		1997

Total value (dollars in thousands)
Dividends reinvested	3.6		3.2	2.5	1.5	.9	1.4	2.5		2.0
Value at year-end	123.2		160.8	168.7	210.3	222.9	279.8	282.3		391.1
GFA total return	(9.8)		30.5	4.9	24.6	6.0	25.6	0.9		38.5

Year ended August 31	1998		1999	2000	2001	2002	2003	2004		2005

Total value (dollars in thousands)
Dividends reinvested	2.5		2.0	1.1	3.9	1.4	.6	.2		2.8
Value at year-end	390.2		629.2	965.9	721.8	578.8	701.7	762.5		924.1
GFA total return	(0.2)		61.3	53.5	(25.3)	(19.8)	21.2	8.7		21.2

Year ended August 31	2006		2007	2008	2009	2010	2011
								Average
Total value (dollars in thousands)								annual total
Dividends reinvested	5.9		8.7	11.9	8.3	7.6	8.9	return for
Value at year-end	1,013.4		1,182.4	1,085.0	894.1	922.8	1,065.0	37-3/4 years
GFA total return	9.7		16.7	(8.2)	(17.6)	3.2	15.4	13.2	%3

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3Includes reinvested dividends of $97,426 and reinvested capital gain distributions of $479,731.
4The S&P 500 is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

5Results of the Lipper Growth Funds Index reflect fund expenses but do not reflect the effect of any applicable account fees, taxes or front-end sales charges. If any applicable front-end sales charges were included, results of the index would be lower.

6Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
7For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through August 31, 1974.

The results shown are before taxes on fund distributions and sale of fund shares.

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[photo of Don O’Neal]
Don O’Neal
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Jim Rothenberg
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[Begin Pull Quote]
“We continue to take a long-term view in how we invest, which seems to contrast with what many others are doing. We believe this is a source of competitive advantage for our investors over time.”
— Don O’Neal
[End Pull Quote]

How GFA invests in volatile markets

In the past 12 months, increased stock market volatility has been disturbing to many investors, and it’s not difficult to understand why. Recent market gyrations have been the result of the U.S. debt ceiling debate, Standard & Poor’s downgrade of the U.S. credit rating, the European debt crisis and the slowing pace of the U.S. economic recovery. In addition, short-term electronic trading can move stock prices with lightning speed, power and sometimes little regard for the fundamentals.

Some of the stock market volatility is due to the rising influence of short-term traders, says Don O’Neal, president of The Growth Fund of America (GFA). “We view this as unfortunate because of the negative impact on investor confidence and the faith in our market system. It differs sharply with how we manage investor portfolios, which hasn’t changed at all. We continue to take a long-term view in how we invest, which seems to contrast with what many others are doing. We believe this is a source of competitive advantage for our investors over time.”

High-quality growth companies are trading at lower valuations

Volatile markets and negative news have led to some high-quality companies trading at lower valuations in recent months. “Today corporate America is on sale,” says veteran portfolio counselor Gregg Ireland. “Growth and quality are on sale. This is an unusual period. Within groups, you can list all the companies from the slowest growing to the fastest growing or the least quality to the best quality. You won’t pay much more for the best quality or growth compared with lower quality and growth.”

Gregg says GFA’s investment analysts have been on the road visiting companies and calling on suppliers and competitors to try to understand which companies are best positioned to take advantage of the opportunities available. “This is not a time to panic and not a time to be selling,” Gregg says. “I look at this period as an opportunity to add to positions I already have or to start new positions in companies I have been waiting to buy when the price was right.”

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[photo of Donnalisa Barnum]
Donnalisa Barnum
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[photo of Gregg Ireland]
Gregg Ireland
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[Begin Pull Quote]
“The U.S. banking system is in much better shape today than it was in the summer of 2008, when every major bank was in serious trouble.”
— Jim Rothenberg
[End Pull Quote]

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Some professional investors have expressed fears that the current economic environment may be a repeat of 2008 when the stock market declined sharply. Jim Rothenberg, vice chairman of GFA, disagrees, describing his outlook as “cautiously optimistic.” “The U.S. banking system is in much better shape today than it was in the summer of 2008, when every major bank was in serious trouble,” he says. “We’ve seen the credit markets deal with this volatility without too much of a hiccup. Trading has gone on normally in both equities and fixed income. I think that’s a huge difference from 2008.”

U.S. corporations have dramatically improved their situation, Jim says. “They’ve downsized their operations, their balance sheets are much improved and they have sizable amounts of cash. They are in much better shape to deal with a slower economy than they were back in 2008. And while the U.S. may still be too leveraged, the country is a lot less leveraged than it was in 2008, particularly in the financial system.”

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[Begin Sidebar]
A wealth of experience

The Growth Fund of America currently has 12 portfolio counselors who bring together 359 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund.*

Years of investment
Portfolio counselor	experience*

Ronald B. Morrow	43
Gordon Crawford	40
James F. Rothenberg	40
James E. Drasdo	39
Gregg E. Ireland	39
Donnalisa Barnum	29
Michael T. Kerr	27
Donald D. O’Neal	25
Carl M. Kawaja	24
Bradley J. Vogt	23
J. Blair Frank	17
Dylan J. Yolles	13

*As of August 31, 2011.
[End Sidebar]

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[photo of Ron Morrow]
Ron Morrow
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Jim Drasdo
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Jim says that when most stock market pundits speak, they mostly talk about “the market.” “I don’t spend a lot of time thinking about the market’s valuation because I don’t invest in “the market” but in individual securities. I think there are many companies whose fundamentals continue to be solid and their balance sheets clean. But their stock prices have fallen, so this down period gives you a more attractive entry point than before. I feel pretty comfortable that as in past times, in a difficult environment, you will find some attractive stocks to buy.”

Which companies show special potential over the next three to five years?

What companies do GFA portfolio counselors and investment analysts cite as potentially strong growth companies over the next three to five years? Here are a few examples:

Apple, GFA’s largest holding, has been a favorite of portfolio counselor Blair Frank. “Many people worry that Apple can’t get any bigger. We see many opportunities for growth, even from this large size,” Blair says. “For example, currently 15% of Apple’s sales are in China. We believe sales there can increase to equal the U.S. sales percentage. This alone would add 20% to the company’s revenues. Apple has $80 billion of cash on its balance sheet, and an impressive track record of innovation and customer satisfaction. The company grew its revenues by over 80% last quarter and yet its stock sells for less than 12 times earnings. We see opportunity for appreciation in the stock and, importantly, a margin of safety for our investors if the company hits a rough patch.”

Energy stocks remain “a long-term conviction for me,” says Mike Kerr, a portfolio counselor who has specialized in this industry. “If you believe that emerging markets like China, Brazil and India will grow in the next five years, their growth will be highly energy- and oil-intensive. Very few industries have pricing power and oil is one of them in the next five to 10 years.”

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[photo of J. Blair Frank]
J. Blair Frank
[End Photo Caption]

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[photo of Mike T. Kerr]
Mike T. Kerr
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[Begin Pull Quote]
“As we employ a bottom-up, one-company-at-a-time approach in constructing portfolios, the most obvious way in which we assess and manage risk is at the individual security level.”
— Don O’Neal
[End Pull Quote]

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[photo of Gordon Crawford]
Gordon Crawford
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[photo of Brad Vogt]
Brad Vogt
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Oil shale and natural gas are two of the most potentially exciting energy opportunities in the world, says Mike. “For an investor who has followed the oil industry for years, I am happy to see two of these resource opportunities in the United States.” He cites Noble Energy, a Houston-based company with oil shale properties, as a company with potential growth prospects for the next five years. Noble Energy also announced in December 2010 a significant natural gas discovery in offshore Israel.

Portfolio counselor Donnalisa Barnum looks for companies that have good growth, good financial characteristics and good management. “I define good management as executives who say they are going to do something and then actually do it. Most importantly, they make the right decision that will hold up over a long period of time. In addition to those characteristics, I favor companies that will do well no matter what happens to the economy.”

Intuitive Surgical, a Sunnyvale, Calif., corporation that manufactures robotic surgical systems, fits into her strategy, she says. Its da Vinci® Surgical System allows surgery to be performed remotely by surgeons using robotic manipulators. Donnalisa believes that there is great potential for the widespread use of this system in a large number of medical conditions, including prostate and gynecological surgery and cardiac valve repair. For a patient, the surgical system can offer the potential benefits of a minimally invasive procedure, including less pain, less blood loss, less need for blood transfusions, a shorter hospital stay and a faster return to normal activities.

Although the U.S. corporate outlook is quite positive, clouds remain in the macroeconomic outlook and some of the investment professionals in GFA remain concerned. Veteran portfolio counselor Gordon Crawford says he thinks it’s time for “a healthy dose of caution” with respect to the troubling debt in developed nations, including the U.S. and several European countries. He is also concerned about how federal, state and local government spending cuts and layoffs impact U.S. consumer spending, which accounts for 70% of the American economy. Government consumption, expenditures and gross investment is 20.3% of the nation’s gross domestic product. Gordon says he feels better in the current market with more fixed income and cash in his portfolio.

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How GFA uses risk measures to help protect investors in volatile markets

The fund looks at investment risk much as the dictionary defines risk: “the possibility of harm or loss.” Some industry participants use volatility and risk interchangeably, but they are not the same thing. “The fund uses a combination of quantitative and qualitative measures to consider risk and protect shareholders. Many of the quantitative measures we see are models,” Don says. “All models of financial systems that we have seen in the past few decades failed at points of stress. They are good and useful tools but they should not be substituted for a holistic view of risk.

“As we employ a bottom-up, one-company-at-a-time approach in constructing portfolios, the most obvious way in which we assess and manage risk is at the individual security level,” Don says. “We forecast a company’s business (typically three to five years out), debate what can go right or wrong, assess valuation, and thus deeply evaluate the risk/reward tradeoff in that particular security. The key tools here are not quantitative models but fundamental research and the perspective of experienced people.”

The fund’s in-depth, globally oriented research is aimed at acquiring deep knowledge of companies and industries, increasing the likelihood of making good investment decisions, Don says. Our experienced GFA investment professionals average 30 years of experience (including 26 years with Capital Research and Management Company).

The Multiple Portfolio Counselor System,SM developed more than 50 years ago at CRMC, blends teamwork with individual accountability and also helps to limit risk. GFA’s assets are divided into portions that are managed independently by portfolio counselors who reflect a variety of investment styles, backgrounds, ages and industry experience. A group of investment analysts also manages a portion of the fund. This system of multiple points of view moderates volatility and provides tremendous diversification. But because of individual accountability, it maintains focus and conviction.

The effect of experience can be significant. Many portfolio counselors have been around for so long that they have seen cycles and patterns come and go. They have developed perspective and judgment, which is very helpful in times of volatility. ■

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Carl M. Kawaja
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Dylan Yolles
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Summary investment portfolio August 31, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification (percent of net assets)

Information technology	18.39%
Consumer discretionary	16.56
Energy	11.58
Health care	10.12
Financials	8.24
Other industries	26.75
Other securities	0.27
Short-term securities & other assets less liabilities	8.09
[end pie chart]

Largest equity holdings	Percent of net assets

Apple	3.7%
Amazon.com	2.1
Oracle	1.9
Microsoft	1.5
Comcast	1.5
Home Depot	1.4
Apache	1.4
DIRECTV	1.3
Philip Morris International	1.3
Union Pacific	1.2

			Percent
		Value	of net
Common stocks - 91.64%	Shares	(000)	assets

Information technology - 18.39%
Apple Inc. (1)	13,050,000	$5,022,031	3.65%
Manufacturer of personal computers and various software products, as well as portable media players, browsers and smartphones.
Oracle Corp.	95,303,676	2,675,174	1.95
Major supplier of database management software. Also develops business applications and provides consulting and support.
Microsoft Corp.	78,487,100	2,087,757	1.52
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Google Inc., Class A (1)	2,871,436	1,553,332	1.13
One of the most frequently used website search engines in the world.
Texas Instruments Inc.	37,444,000	981,407	.71
Global maker of semiconductors and a leading producer of digital signal processors.
QUALCOMM Inc.	16,505,194	849,357	.62
Develops and licenses technologies for digital wireless communications products.
Samsung Electronics Co. Ltd.	1,056,700	736,922	.54
Korea's top electronics manufacturer and a global leader in semiconductor production.
EMC Corp. (1)	31,005,000	700,403	.51
A leading maker of computer memory storage and retrieval products.
Visa Inc., Class A	7,746,400	680,754	.49
Major consumer payment system operator and financial services manager.
Corning Inc.	44,540,000	669,436	.49
Leading manufacturer of optical fiber, ceramics and high-performance glass used in industrial and scientific products.
Other securities		9,326,873	6.78
		25,283,446	18.39

Consumer discretionary - 16.56%
Amazon.com, Inc. (1)	13,197,000	2,841,182	2.07
Major online retailer of books, CDs, DVDs, toys, apparel, home furnishings and other products.
Comcast Corp., Class A	69,382,100	1,492,409
Comcast Corp., Class A, special nonvoting shares	24,800,000	524,768	1.47
The largest cable TV provider in the U.S.
Home Depot, Inc.	58,764,400	1,961,556	1.43
The world's largest home improvement retailer.
DIRECTV, Class A (1) (2)	40,270,000	1,770,672	1.29
Digital television services provider in the United States, Latin America and the Caribbean.
NIKE, Inc., Class B	14,513,600	1,257,603	.91
The world's leading athletic shoe company. Also operates shoe and sportswear stores.
News Corp., Class A	61,405,800	1,060,478	.77
A leading global media conglomerate with businesses ranging from movies and television to operation of satellite TV platforms.
Time Warner Cable Inc.	14,734,735	965,125	.70
Major cable television provider operating in the United States.
YUM! Brands, Inc.	15,431,000	838,983	.61
Quick-service-oriented restaurant company whose brands include KFC, Long John Silver's, Pizza Hut and Taco Bell.
Las Vegas Sands Corp. (1)	17,385,000	809,619	.59
Hotel, gaming and resort development company.
Time Warner Inc.	24,236,591	767,330	.56
This media and communications conglomerate combines Internet services with film, TV, cable and publishing.
Johnson Controls, Inc.	20,749,900	661,507	.48
A leading manufacturer of components for automotive systems and building controls.
Other securities		7,818,745	5.68
		22,769,977	16.56

Energy - 11.58%
Apache Corp.	18,645,400	1,921,781	1.40
An independent oil and gas exploration and development company with onshore and offshore operations worldwide.
Schlumberger Ltd.	18,956,700	1,480,897	1.08
A leading provider of services and technology to the petroleum industry.
EOG Resources, Inc. (2)	14,755,837	1,366,243	.99
An oil and gas exploration and production company with global operations.
Suncor Energy Inc.	36,897,388	1,182,314	.86
Explores for, processes and sells oil and natural gas.
Southwestern Energy Co. (1) (2)	21,925,000	832,054	.60
Energy company engaged in the exploration, development and production of natural gas and crude oil.
Noble Energy, Inc.	8,734,000	771,736	.56
Specializes in oil and natural gas exploration and development.
Canadian Natural Resources, Ltd.	19,555,000	738,829	.54
One of Canada's largest oil and natural gas producers.
Other securities		7,626,538	5.55
		15,920,392	11.58

Health care - 10.12%
Allergan, Inc. (2)	15,955,400	1,305,311	.95
Produces eye care, skin care and specialty pharmaceutical products, including Botox.
Gilead Sciences, Inc. (1)	27,070,000	1,079,687	.79
Develops drugs to treat infectious diseases and cancer.
Merck & Co., Inc.	31,298,762	1,036,615	.75
Among the world's largest pharmaceutical companies, and a leader in cardiovascular medicine.
UnitedHealth Group Inc.	20,845,000	990,554	.72
Provides managed health care services across the U.S.
Biogen Idec Inc. (1)	8,695,400	819,107	.60
A leader in developing therapies to treat multiple sclerosis and cancer.
Medco Health Solutions, Inc. (1)	13,246,100	717,144	.52
Manages pharmacy benefits for clients including unions, corporations and HMOs.
Intuitive Surgical, Inc. (1)	1,829,600	697,718	.51
Manufacturer of robotic-assisted minimally invasive surgical systems.
Other securities		7,262,871	5.28
		13,909,007	10.12

Financials - 8.24%
Wells Fargo & Co.	41,655,978	1,087,221	.79
One of the largest banks in the U.S. and a leader in online banking.
Industrial and Commercial Bank of China Ltd., Class H	1,507,488,335	991,329	.72
A state-owned commercial bank in China and one of the world's largest banks.
Goldman Sachs Group, Inc.	7,456,000	866,536	.63
Provides investment banking services.
Citigroup Inc.	27,257,000	846,330	.62
Financial services company engaged in consumer, corporate and investment banking and insurance.
Bank of America Corp.	82,833,298	676,748	.49
One of the world's largest commercial banks.
Other securities		6,863,822	4.99
		11,331,986	8.24

Industrials - 8.19%
Union Pacific Corp.	18,499,700	1,705,117	1.24
Operates the largest railroad in the U.S.; also delivers freight to Canada and Mexico.
CSX Corp.	41,127,717	902,342	.66
Operates a major rail system and provides freight transportation across the U.S.
General Dynamics Corp.	10,161,400	651,143	.47
This major defense contractor manufactures warships, submarines and information systems.
Other securities		8,003,543	5.82
		11,262,145	8.19

Materials - 6.16%
Barrick Gold Corp.	24,000,000	1,218,000	.89
Owns and operates gold mines in North and South America, Australia and Africa.
Newmont Mining Corp.	17,648,000	1,105,118	.80
One of the world's largest gold producers, with international gold and mineral mining operations.
Syngenta AG	3,230,000	1,028,101	.75
One of the world's largest agrochemical companies. Develops seeds and crop protection products.
Dow Chemical Co.	24,858,700	707,230	.52
A major producer of plastics, chemicals, herbicides and pesticides.
Other securities		4,404,596	3.20
		8,463,045	6.16

Consumer staples - 5.59%
Philip Morris International Inc.	25,266,700	1,751,488	1.27
One of the world's largest international tobacco companies.
Costco Wholesale Corp.	18,925,000	1,486,369	1.08
Operates membership warehouse clubs that serve both small businesses and consumers in North America, Asia, the U.K. and Australia.
CVS/Caremark Corp.	27,800,000	998,298	.73
A major U.S. drugstore chain.
Other securities		3,446,290	2.51
		7,682,445	5.59

Other - 1.87%
Other securities		2,574,186	1.87

Miscellaneous - 4.94%
Other common stocks in initial period of acquisition		6,791,880	4.94

Total common stocks (cost: $104,239,171,000)		125,988,509	91.64

			Percent
		Value	of net
Preferred stocks - 0.05%		(000)	assets

Other - 0.05%
Other securities		66,658	.05

Total preferred stocks (cost: $87,500,000)		66,658	.05

			Percent
		Value	of net
Warrants - 0.02%		(000)	assets

Financials - 0.01%
Other securities		12,903	.01

Miscellaneous - 0.01%
Other warrants in initial period of acquisition		13,551	.01

Total warrants (cost: $57,447,000)		26,454	.02

			Percent
		Value	of net
Convertible securities - 0.17%		(000)	assets

Other - 0.17%
Other securities		238,454	.17

Total convertible securities (cost: $160,064,000)		238,454	.17

			Percent
		Value	of net
Bonds & notes - 0.03%		(000)	assets

Other - 0.03%
Other securities		41,682	.03

Total bonds & notes (cost: $48,647,000)		41,682	.03

	Principal		Percent
	amount	Value	of net
Short-term securities - 7.86%	(000)	(000)	assets

Freddie Mac 0.05%-0.301% due 9/6/2011-6/26/2012	$4,589,895	$4,588,373	3.34
Fannie Mae 0.055%-0.25% due 9/13/2011-6/1/2012	1,814,708	1,814,149	1.32
Federal Home Loan Bank 0.09%-0.321% due 9/19/2011-8/15/2012 (3)	1,524,000	1,523,395	1.11
U.S. Treasury Bills 0.209%-0.291% due 11/17/2011-3/8/2012	745,300	745,224	.54
Other securities		2,137,871	1.55
Total short-term securities (cost: $10,804,919,000)		10,809,012	7.86

Total investment securities (cost: $115,397,748,000)		137,170,769	99.77
Other assets less liabilities		315,749	.23

Net assets		$137,486,518	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $1,679,819,000, which represented 1.22% of the net assets of the fund) may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. Some of these securities (with an aggregate value of $300,353,000, an aggregate cost of $224,023,000, and representing .22% of the net assets of the fund) were acquired through private placement transactions from 7/7/2000 to 6/21/2011 that may subject them to legal or contractual restrictions on resale.

“Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $1,338,301,000, which represented .97% of the net assets of the fund. This amount includes $1,031,157,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

 Insert AffiliatesTable
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended August 31, 2011, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 8/31/2011 (000)
DIRECTV, Class A (1)	32,560,000	9,315,000	1,605,000	40,270,000	$-	$1,770,672
EOG Resources, Inc.	9,284,837	5,471,000	-	14,755,837	8,049	1,366,243
Allergan, Inc.	5,540,000	10,415,400	-	15,955,400	2,777	1,305,311
Southwestern Energy Co. (1)	-	21,925,000	-	21,925,000	-	832,054
Nexen Inc. (CAD denominated)	16,317,912	112,792	47,230	16,383,474	2,781	349,987
Nexen Inc.	-	10,435,000	-	10,435,000	400	222,787
First Solar, Inc. (1)	4,229,800	1,340,000	900	5,568,900	-	556,779
Edwards Lifesciences Corp. (1)	5,975,800	3,289,200	2,055,000	7,210,000	-	543,995
Virgin Media Inc.	-	19,765,400	-	19,765,400	2,217	501,251
Linear Technology Corp.	19,850,000	-	4,690,000	15,160,000	18,378	434,031
Celanese Corp., Series A (4)	6,300,000	2,484,500	-	8,784,500	1,323	412,959
KLA-Tencor Corp.	10,940,000	-	-	10,940,000	12,034	401,279
Kerry Group PLC, Class A	8,965,824	-	100,000	8,865,824	3,694	343,865
Flextronics International Ltd. (1)	40,080,464	-	-	40,080,464	-	230,463
Human Genome Sciences, Inc. (1)	-	10,297,900	-	10,297,900	-	132,534
AMR Corp. (1) (5)	16,950,000	-	12,200,000	4,750,000	-	-
AMR Corp. 6.25% convertible notes 2014(5)	$8,000,000	-	$8,000,000	-	205	-
Avago Technologies Ltd. (4) (5)	9,591,220	2,670,000	-	12,261,220	2,697	-
Corning Inc.(5)	88,230,000	11,500,000	55,190,000	44,540,000	14,118	-
CRH PLC (5)	32,675,233	8,955,000	24,060,470	17,569,763	24,130	-
FMC Technologies, Inc. (1) (5)	6,000,000	6,000,000	-	12,000,000	-	-
Harman International Industries, Inc.(5)	3,772,000	-	1,955,800	1,816,200	280	-
Intuitive Surgical, Inc. (1) (5)	1,805,100	169,500	145,000	1,829,600	-	-
Sigma-Aldrich Corp.(5)	6,455,000	200,000	1,260,000	5,395,000	4,400	-
St. Jude Medical, Inc.(5)	16,825,000	3,488,000	7,525,000	12,788,000	5,266	-
Strayer Education, Inc.(5)	904,000	-	904,000	-	934	-
Syngenta AG(5)	4,650,000	850,399	2,270,399	3,230,000	-	-
United States Steel Corp.(5)	7,232,200	-	2,500,000	4,732,200	1,146	-
Vertex Pharmaceuticals Inc. (1) (5)	13,155,175	1,000,000	5,186,175	8,969,000	-	-
Xilinx, Inc.(5)	16,267,400	-	10,267,400	6,000,000	7,665	-
					$112,494	$9,404,210

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Coupon rate may change periodically.
(4) This security was an unaffiliated issuer in its initial period of acquisition at 8/31/2010; it was not publicly disclosed.
(5) Unaffiliated issuer at 8/31/2011.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

Key to abbreviation
CAD = Canadian dollars

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2011	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $106,848,127)	$127,766,559
Affiliated issuers (cost: $8,549,621)	9,404,210	$137,170,769
Cash		91
Receivables for:
Sales of investments	906,815
Sales of fund's shares	169,862
Dividends and interest	193,303	1,269,980
		138,440,840
Liabilities:
Payables for:
Purchases of investments	247,211
Repurchases of fund's shares	574,218
Investment advisory services	31,726
Services provided by related parties	96,048
Directors' deferred compensation	3,890
Other	1,229	954,322
Net assets at August 31, 2011		$137,486,518

Net assets consist of:
Capital paid in on shares of capital stock		$123,048,613
Undistributed net investment income		479,904
Accumulated net realized loss		(7,815,459)
Net unrealized appreciation		21,773,460
Net assets at August 31, 2011		$137,486,518

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 7,500,000 shares, $.001 par value (4,733,660 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$57,082,273	1,952,970	$29.23
Class B	2,228,021	78,928	28.23
Class C	6,538,599	233,378	28.02
Class F-1	13,023,219	448,406	29.04
Class F-2	3,716,579	127,046	29.25
Class 529-A	3,357,802	115,565	29.06
Class 529-B	309,947	10,973	28.25
Class 529-C	934,014	33,142	28.18
Class 529-E	165,035	5,727	28.82
Class 529-F-1	106,549	3,669	29.04
Class R-1	560,602	19,839	28.26
Class R-2	2,336,618	82,229	28.42
Class R-3	10,764,987	374,586	28.74
Class R-4	14,937,342	515,239	28.99
Class R-5	11,366,283	388,701	29.24
Class R-6	10,058,648	343,262	29.30

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $52,683;
also includes $112,289 from affiliates)	$2,059,840
Interest (incudes $205 from affiliates)	55,405	$2,115,245

Fees and expenses*:
Investment advisory services	426,988
Distribution services	452,195
Transfer agent services	103,453
Administrative services	132,985
Reports to shareholders	6,662
Registration statement and prospectus	2,293
Directors' compensation	965
Auditing and legal	208
Custodian	6,089
Other	5,266	1,137,104
Net investment income		978,141

Net realized gain and unrealized appreciation
on investments and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $945; also includes $447,289 net loss from affiliates)	4,795,615
Currency transactions	(4,381)	4,791,234
Net unrealized appreciation (depreciation) on:
Investments	16,788,256
Currency translations	(472)	16,787,784
Net realized gain and unrealized appreciation
on investments and currency		21,579,018
Net increase in net assets resulting
from operations		$22,557,159

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended August 31
	2011	2010
Operations:
Net investment income	$978,141	$1,082,946
Net realized gain on investments and currency transactions	4,791,234	5,642,931
Net unrealized appreciation (depreciation) on investments and currency translations	16,787,784	(1,935,781)
Net increase in net assets resulting from operations	22,557,159	4,790,096

Dividends paid to shareholders from net investment income	(1,243,930)	(1,158,261)

Net capital share transactions	(24,045,350)	(6,743,174)

Total decrease in net assets	(2,732,121)	(3,111,339)

Net assets:
Beginning of year	140,218,639	143,329,978
End of year (including undistributed
net investment income: $479,904 and $635,003, respectively)	$137,486,518	$140,218,639

See Notes to Financial Statements

Notes to financial statements

1.	Organization

The Growth Fund of America, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital. In 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2011 or 2012; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained, from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Information technology	$25,283,446	$-		$-	$25,283,446
Consumer discretionary	22,769,977	-		-	22,769,977
Energy	15,879,163	-		41,229	15,920,392
Health care	13,909,007	-		-	13,909,007
Financials	10,840,677	491,309	(1)	-	11,331,986
Industrials	11,262,145	-		-	11,262,145
Materials	8,456,254	-		6,791	8,463,045
Consumer staples	7,682,445	-		-	7,682,445
Other	2,574,186	-		-	2,574,186
Miscellaneous	6,252,032	539,848	(1)	-	6,791,880
Preferred stocks	-	-		66,658	66,658
Warrants	26,454	-		-	26,454
Convertible securities	-	45,988		192,466	238,454
Bonds & notes	-	41,682		-	41,682
Short-term securities	-	10,809,012		-	10,809,012
Total	$124,935,786	$11,927,839		$307,144	$137,170,769

(1) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $1,031,157,000 of investment securities were classified as Level 2 instead of Level 1.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended August 31, 2011 (dollars in thousands):

	Beginning value at 9/1/2010	Transfers into Level 3(2)	Purchases	Sales	Net realized loss(3)	Unrealized depreciation(3)	Ending value at 8/31/2011
Investment securities	$25	$196,930	$203,023	_ (4)	$(1,256)	$(91,578)	$307,144

Net unrealized depreciation during the period on Level 3 investment securities held at August 31, 2011 (dollars in thousands)(3):							$(92,811)

(2) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
(3) Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.
(4) Amount less than one thousand.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007, by state tax authorities for tax years before 2006 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2011, the fund reclassified $110,901,000 from accumulated net realized loss to undistributed net investment income and $211,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of August 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$620,256
Post-October currency loss deferrals (realized during the period November 1, 2010, through August 31, 2011) *	(1,882)
Capital loss carryforward expiring 2018†	(7,219,511)
Gross unrealized appreciation on investment securities	28,179,233
Gross unrealized depreciation on investment securities	(7,136,739)
Net unrealized appreciation on investment securities	21,042,494
Cost of investment securities	116,128,275

* These deferrals are considered incurred in the subsequent year.
† Reflects the utilization of capital loss carryforwards of $4,770,326,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after August 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended August 31
Share class	2011	2010

Class A	$531,599	$508,627
Class B	-	1,938
Class C	6,580	13,544
Class F-1	132,266	140,687
Class F-2	49,446	42,452
Class 529-A	27,288	22,127
Class 529-B	-	358
Class 529-C	1,061	1,150
Class 529-E	933	798
Class 529-F-1	1,099	856
Class R-1	1,236	1,358
Class R-2	4,448	5,449
Class R-3	74,452	75,896
Class R-4	159,063	140,976
Class R-5	162,757	163,718
Class R-6	91,702	38,327
Total	$1,243,930	$1,158,261

6.	Fees and transactions with related parties

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.500% on the first $1 billion of daily net assets and decreasing to 0.233% on such assets in excess of $210 billion. For the year ended August 31, 2011, the investment advisory services fee was $426,988,000, which was equivalent to an annualized rate of 0.271% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$152,598	$99,282	Not applicable	Not applicable	Not applicable
Class B	28,806	4,171	Not applicable	Not applicable	Not applicable
Class C	76,031	Included in administrative services	$11,409	$1,909	Not applicable
Class F-1	38,472		20,454	1,045	Not applicable
Class F-2	Not applicable		6,519	165	Not applicable
Class 529-A	7,226		3,903	670	$3,436
Class 529-B	3,730		423	125	373
Class 529-C	9,730		1,108	282	976
Class 529-E	856		183	33	171
Class 529-F-1	-		126	22	111
Class R-1	6,280		884	78	Not applicable
Class R-2	19,698		3,911	5,517	Not applicable
Class R-3	63,358		18,863	4,761	Not applicable
Class R-4	45,410		27,087	172	Not applicable
Class R-5	Not applicable		13,596	79	Not applicable
Class R-6	Not applicable		4,561	33	Not applicable
Total	$452,195	$103,453	$113,027	$14,891	$5,067

Directors’ deferred compensation – Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $965,000, shown on the accompanying financial statements, includes $442,000 in current fees (either paid in cash or deferred) and a net increase of $523,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2011
Class A	$5,586,951	183,617	$515,811	17,001	$(15,635,437)	(514,982)	$(9,532,675)	(314,364)
Class B	37,592	1,275	-	-	(1,185,607)	(40,449)	(1,148,015)	(39,174)
Class C	531,232	18,161	6,262	214	(2,017,874)	(69,163)	(1,480,380)	(50,788)
Class F-1	2,252,172	74,640	124,534	4,131	(6,331,610)	(210,351)	(3,954,904)	(131,580)
Class F-2	1,468,359	48,857	36,619	1,208	(2,288,573)	(75,023)	(783,595)	(24,958)
Class 529-A	501,640	16,587	27,283	904	(359,443)	(11,914)	169,480	5,577
Class 529-B	5,816	197	-	-	(109,390)	(3,733)	(103,574)	(3,536)
Class 529-C	134,290	4,560	1,061	36	(126,834)	(4,327)	8,517	269
Class 529-E	22,642	756	933	31	(20,268)	(676)	3,307	111
Class 529-F-1	25,459	839	1,098	37	(25,314)	(833)	1,243	43
Class R-1	123,487	4,292	1,231	42	(185,045)	(6,302)	(60,327)	(1,968)
Class R-2	572,336	19,332	4,444	150	(920,045)	(30,935)	(343,265)	(11,453)
Class R-3	2,046,839	68,453	74,281	2,485	(4,542,701)	(151,107)	(2,421,581)	(80,169)
Class R-4	3,512,296	117,286	159,005	5,283	(7,756,274)	(256,407)	(4,084,973)	(133,838)
Class R-5	2,901,025	95,733	162,270	5,357	(6,643,137)	(216,444)	(3,579,842)	(115,354)
Class R-6	5,394,491	175,598	91,536	3,016	(2,220,793)	(72,157)	3,265,234	106,457
Total net increase
(decrease)	$25,116,627	830,183	$1,206,368	39,895	$(50,368,345)	(1,664,803)	$(24,045,350)	(794,725)

Year ended August 31, 2010
Class A	$6,836,812	252,892	$489,387	18,025	$(12,713,898)	(473,621)	$(5,387,699)	(202,704)
Class B	60,035	2,295	1,867	71	(1,388,581)	(53,012)	(1,326,679)	(50,646)
Class C	810,993	31,212	12,789	489	(1,566,072)	(60,658)	(742,290)	(28,957)
Class F-1	3,324,276	124,181	127,954	4,744	(5,761,581)	(216,022)	(2,309,351)	(87,097)
Class F-2	1,827,784	68,025	31,492	1,161	(1,274,456)	(47,239)	584,820	21,947
Class 529-A	462,475	17,197	22,122	819	(280,904)	(10,516)	203,693	7,500
Class 529-B	7,179	275	358	14	(79,932)	(3,032)	(72,395)	(2,743)
Class 529-C	135,913	5,202	1,147	44	(108,622)	(4,179)	28,438	1,067
Class 529-E	22,212	834	797	29	(16,942)	(636)	6,067	227
Class 529-F-1	23,868	892	856	32	(13,196)	(495)	11,528	429
Class R-1	169,513	6,457	1,351	51	(113,137)	(4,371)	57,727	2,137
Class R-2	658,225	25,038	5,441	205	(759,497)	(28,984)	(95,831)	(3,741)
Class R-3	3,007,381	113,365	75,727	2,830	(3,416,526)	(128,850)	(333,418)	(12,655)
Class R-4	4,652,580	173,924	140,952	5,234	(4,666,904)	(175,870)	126,628	3,288
Class R-5	4,196,132	156,763	162,119	5,982	(5,930,673)	(220,894)	(1,572,422)	(58,149)
Class R-6	4,716,943	175,060	38,267	1,409	(677,200)	(25,136)	4,078,010	151,333
Total net increase
(decrease)	$30,912,321	1,153,612	$1,112,626	41,139	$(38,768,121)	(1,453,515)	$(6,743,174)	(258,764)

* Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $50,434,051,000 and $69,661,627,000, respectively, during the year ended August 31, 2011.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers(4)	Ratio of net income (loss) to average net assets(4)
Class A:
Year ended 8/31/2011	$25.53	$.20	$3.75	$3.95	$(.25)	$-	$(.25)	$29.23	15.42%	$57,082	.68%	.68%	.67%
Year ended 8/31/2010	24.93	.21	.60	.81	(.21)	-	(.21)	25.53	3.20	57,890	.69	.69	.76
Year ended 8/31/2009	30.61	.22	(5.67)	(5.45)	(.23)	-	(.23)	24.93	(17.59)	61,587	.76	.75	1.00
Year ended 8/31/2008	35.77	.36	(3.10)	(2.74)	(.36)	(2.06)	(2.42)	30.61	(8.24)	81,529	.65	.62	1.09
Year ended 8/31/2007	31.93	.32	4.89	5.21	(.27)	(1.10)	(1.37)	35.77	16.69	90,125	.64	.62	.94
Class B:
Year ended 8/31/2011	24.65	(.03)	3.61	3.58	-	-	-	28.23	14.52	2,228	1.43	1.43	(.09)
Year ended 8/31/2010	24.08	- (5)	.58	.58	(.01)	-	(.01)	24.65	2.42	2,911	1.45	1.45	(.01)
Year ended 8/31/2009	29.44	.06	(5.41)	(5.35)	(.01)	-	(.01)	24.08	(18.18)	4,063	1.50	1.49	.27
Year ended 8/31/2008	34.48	.11	(2.99)	(2.88)	(.10)	(2.06)	(2.16)	29.44	(8.91)	6,367	1.39	1.37	.34
Year ended 8/31/2007	30.83	.06	4.73	4.79	(.04)	(1.10)	(1.14)	34.48	15.82	7,596	1.39	1.36	.20
Class C:
Year ended 8/31/2011	24.49	(.03)	3.58	3.55	(.02)	-	(.02)	28.02	14.51	6,539	1.46	1.46	(.12)
Year ended 8/31/2010	23.96	- (5)	.57	.57	(.04)	-	(.04)	24.49	2.38	6,959	1.47	1.47	(.02)
Year ended 8/31/2009	29.30	.06	(5.39)	(5.33)	(.01)	-	(.01)	23.96	(18.18)	7,502	1.50	1.49	.26
Year ended 8/31/2008	34.34	.09	(2.97)	(2.88)	(.10)	(2.06)	(2.16)	29.30	(8.95)	10,209	1.44	1.41	.29
Year ended 8/31/2007	30.73	.05	4.70	4.75	(.04)	(1.10)	(1.14)	34.34	15.74	11,091	1.45	1.42	.14
Class F-1:
Year ended 8/31/2011	25.37	.20	3.72	3.92	(.25)	-	(.25)	29.04	15.40	13,023	.67	.67	.67
Year ended 8/31/2010	24.78	.21	.60	.81	(.22)	-	(.22)	25.37	3.22	14,714	.67	.67	.79
Year ended 8/31/2009	30.41	.24	(5.63)	(5.39)	(.24)	-	(.24)	24.78	(17.52)	16,531	.69	.68	1.08
Year ended 8/31/2008	35.56	.36	(3.08)	(2.72)	(.37)	(2.06)	(2.43)	30.41	(8.23)	25,528	.63	.61	1.09
Year ended 8/31/2007	31.76	.32	4.87	5.19	(.29)	(1.10)	(1.39)	35.56	16.71	25,404	.63	.61	.95
Class F-2:
Year ended 8/31/2011	25.55	.28	3.74	4.02	(.32)	-	(.32)	29.25	15.69	3,717	.43	.43	.91
Year ended 8/31/2010	24.97	.28	.59	.87	(.29)	-	(.29)	25.55	3.43	3,884	.44	.44	1.02
Year ended 8/31/2009	30.61	.26	(5.63)	(5.37)	(.27)	-	(.27)	24.97	(17.31)	3,247	.46	.46	1.19
Period from 8/1/2008 to 8/31/2008	30.43	.03	.15	.18	-	-	-	30.61	.59	114	.04	.03	.09
Class 529-A:
Year ended 8/31/2011	25.39	.19	3.72	3.91	(.24)	-	(.24)	29.06	15.38	3,358	.73	.73	.62
Year ended 8/31/2010	24.81	.20	.59	.79	(.21)	-	(.21)	25.39	3.14	2,793	.73	.73	.73
Year ended 8/31/2009	30.47	.22	(5.64)	(5.42)	(.24)	-	(.24)	24.81	(17.60)	2,543	.77	.76	.99
Year ended 8/31/2008	35.62	.34	(3.08)	(2.74)	(.35)	(2.06)	(2.41)	30.47	(8.27)	2,859	.69	.66	1.03
Year ended 8/31/2007	31.81	.31	4.87	5.18	(.27)	(1.10)	(1.37)	35.62	16.66	2,725	.69	.66	.90
Class 529-B:
Year ended 8/31/2011	24.69	(.06)	3.62	3.56	-	-	-	28.25	14.42	310	1.53	1.53	(.19)
Year ended 8/31/2010	24.14	(.02)	.59	.57	(.02)	-	(.02)	24.69	2.36	358	1.53	1.53	(.08)
Year ended 8/31/2009	29.56	.04	(5.45)	(5.41)	(.01)	-	(.01)	24.14	(18.28)	416	1.58	1.57	.17
Year ended 8/31/2008	34.62	.07	(2.99)	(2.92)	(.08)	(2.06)	(2.14)	29.56	(9.00)	514	1.50	1.48	.23
Year ended 8/31/2007	30.97	.03	4.74	4.77	(.02)	(1.10)	(1.12)	34.62	15.69	534	1.51	1.48	.08
Class 529-C:
Year ended 8/31/2011	24.66	(.05)	3.60	3.55	(.03)	-	(.03)	28.18	14.40	934	1.53	1.53	(.18)
Year ended 8/31/2010	24.13	(.02)	.59	.57	(.04)	-	(.04)	24.66	2.33	811	1.53	1.53	(.07)
Year ended 8/31/2009	29.55	.04	(5.44)	(5.40)	(.02)	-	(.02)	24.13	(18.25)	767	1.58	1.57	.18
Year ended 8/31/2008	34.62	.07	(2.99)	(2.92)	(.09)	(2.06)	(2.15)	29.55	(8.99)	881	1.50	1.47	.23
Year ended 8/31/2007	30.99	.03	4.74	4.77	(.04)	(1.10)	(1.14)	34.62	15.66	849	1.50	1.48	.08
Class 529-E:
Year ended 8/31/2011	25.19	.10	3.69	3.79	(.16)	-	(.16)	28.82	15.04	165	1.01	1.01	.34
Year ended 8/31/2010	24.63	.12	.59	.71	(.15)	-	(.15)	25.19	2.83	142	1.02	1.02	.44
Year ended 8/31/2009	30.21	.15	(5.57)	(5.42)	(.16)	-	(.16)	24.63	(17.82)	133	1.07	1.06	.68
Year ended 8/31/2008	35.34	.24	(3.06)	(2.82)	(.25)	(2.06)	(2.31)	30.21	(8.55)	147	.99	.97	.73
Year ended 8/31/2007	31.58	.20	4.84	5.04	(.18)	(1.10)	(1.28)	35.34	16.29	143	.99	.97	.59

Class 529-F-1:
Year ended 8/31/2011	$25.38	$.25	$3.71	$3.96	$(.30)	$-	$(.30)	$29.04	15.56%	$106	.52%	.52%	.83%
Year ended 8/31/2010	24.79	.25	.60	.85	(.26)	-	(.26)	25.38	3.37	92	.52	.52	.94
Year ended 8/31/2009	30.46	.26	(5.64)	(5.38)	(.29)	-	(.29)	24.79	(17.41)	79	.57	.56	1.18
Year ended 8/31/2008	35.61	.41	(3.08)	(2.67)	(.42)	(2.06)	(2.48)	30.46	(8.09)	85	.49	.47	1.24
Year ended 8/31/2007	31.80	.37	4.87	5.24	(.33)	(1.10)	(1.43)	35.61	16.86	81	.49	.47	1.09
Class R-1:
Year ended 8/31/2011	24.72	(.03)	3.63	3.60	(.06)	-	(.06)	28.26	14.54	561	1.43	1.43	(.09)
Year ended 8/31/2010	24.19	- (5)	.60	.60	(.07)	-	(.07)	24.72	2.45	539	1.44	1.44	.02
Year ended 8/31/2009	29.65	.06	(5.46)	(5.40)	(.06)	-	(.06)	24.19	(18.17)	476	1.47	1.46	.29
Year ended 8/31/2008	34.76	.10	(3.02)	(2.92)	(.13)	(2.06)	(2.19)	29.65	(8.96)	503	1.42	1.39	.30
Year ended 8/31/2007	31.13	.05	4.77	4.82	(.09)	(1.10)	(1.19)	34.76	15.79	408	1.43	1.40	.16
Class R-2:
Year ended 8/31/2011	24.84	(.01)	3.64	3.63	(.05)	-	(.05)	28.42	14.60	2,337	1.39	1.39	(.04)
Year ended 8/31/2010	24.30	.01	.59	.60	(.06)	-	(.06)	24.84	2.44	2,327	1.41	1.41	.04
Year ended 8/31/2009	29.77	.06	(5.48)	(5.42)	(.05)	-	(.05)	24.30	(18.17)	2,367	1.48	1.47	.27
Year ended 8/31/2008	34.84	.12	(3.01)	(2.89)	(.12)	(2.06)	(2.18)	29.77	(8.87)	2,708	1.36	1.33	.37
Year ended 8/31/2007	31.16	.05	4.77	4.82	(.04)	(1.10)	(1.14)	34.84	15.76	2,815	1.42	1.40	.16
Class R-3:
Year ended 8/31/2011	25.12	.11	3.68	3.79	(.17)	-	(.17)	28.74	15.06	10,765	.97	.97	.38
Year ended 8/31/2010	24.55	.13	.60	.73	(.16)	-	(.16)	25.12	2.94	11,422	.97	.97	.48
Year ended 8/31/2009	30.11	.16	(5.56)	(5.40)	(.16)	-	(.16)	24.55	(17.78)	11,477	.99	.98	.76
Year ended 8/31/2008	35.23	.26	(3.05)	(2.79)	(.27)	(2.06)	(2.33)	30.11	(8.50)	13,098	.94	.91	.79
Year ended 8/31/2007	31.49	.21	4.83	5.04	(.20)	(1.10)	(1.30)	35.23	16.33	13,652	.96	.93	.63
Class R-4:
Year ended 8/31/2011	25.33	.20	3.71	3.91	(.25)	-	(.25)	28.99	15.40	14,937	.68	.68	.66
Year ended 8/31/2010	24.75	.21	.60	.81	(.23)	-	(.23)	25.33	3.20	16,442	.68	.68	.77
Year ended 8/31/2009	30.38	.23	(5.62)	(5.39)	(.24)	-	(.24)	24.75	(17.53)	15,985	.70	.69	1.04
Year ended 8/31/2008	35.52	.35	(3.08)	(2.73)	(.35)	(2.06)	(2.41)	30.38	(8.26)	17,215	.67	.64	1.06
Year ended 8/31/2007	31.73	.31	4.85	5.16	(.27)	(1.10)	(1.37)	35.52	16.63	17,856	.68	.65	.91
Class R-5:
Year ended 8/31/2011	25.54	.29	3.74	4.03	(.33)	-	(.33)	29.24	15.75	11,366	.38	.38	.96
Year ended 8/31/2010	24.94	.29	.60	.89	(.29)	-	(.29)	25.54	3.51	12,874	.39	.39	1.07
Year ended 8/31/2009	30.66	.30	(5.69)	(5.39)	(.33)	-	(.33)	24.94	(17.30)	14,023	.40	.40	1.36
Year ended 8/31/2008	35.82	.45	(3.09)	(2.64)	(.46)	(2.06)	(2.52)	30.66	(7.96)	17,362	.37	.34	1.35
Year ended 8/31/2007	31.98	.41	4.89	5.30	(.36)	(1.10)	(1.46)	35.82	16.97	12,630	.38	.35	1.21
Class R-6:
Year ended 8/31/2011	25.60	.31	3.74	4.05	(.35)	-	(.35)	29.30	15.78	10,059	.33	.33	1.02
Year ended 8/31/2010	24.97	.31	.60	.91	(.28)	-	(.28)	25.60	3.58	6,061	.34	.34	1.16
Period from 5/1/2009 to 8/31/2009	21.68	.09	3.20	3.29	-	-	-	24.97	15.17	2,134	.14	.14	.38

	Year ended August 31
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	34%	33%	38%	32%	26%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
(5)Amount less than $.01.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Growth Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc. (the “Fund”), including the summary investment portfolio as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 4, 2011

Tax information
                     unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2011:

Qualified dividend income	100%
Corporate dividends received deduction	$1,000,193,000
U.S. government income that may be exempt from state taxation	$13,683,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Expense example
                                                                                                                                              unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2011, through August 31, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2011	Ending account value 8/31/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$913.44	$3.28	.68%
Class A -- assumed 5% return	1,000.00	1,021.78	3.47	.68
Class B -- actual return	1,000.00	909.77	6.88	1.43
Class B -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class C -- actual return	1,000.00	909.75	7.03	1.46
Class C -- assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class F-1 -- actual return	1,000.00	913.22	3.23	.67
Class F-1 -- assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 -- actual return	1,000.00	914.36	2.07	.43
Class F-2 -- assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 529-A -- actual return	1,000.00	913.27	3.57	.74
Class 529-A -- assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 529-B -- actual return	1,000.00	909.54	7.41	1.54
Class 529-B -- assumed 5% return	1,000.00	1,017.44	7.83	1.54
Class 529-C -- actual return	1,000.00	909.31	7.36	1.53
Class 529-C -- assumed 5% return	1,000.00	1,017.49	7.78	1.53
Class 529-E -- actual return	1,000.00	911.75	4.87	1.01
Class 529-E -- assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class 529-F-1 -- actual return	1,000.00	914.06	2.56	.53
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.53	2.70	.53
Class R-1 -- actual return	1,000.00	909.86	6.88	1.43
Class R-1 -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-2 -- actual return	1,000.00	910.01	6.69	1.39
Class R-2 -- assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-3 -- actual return	1,000.00	912.09	4.67	.97
Class R-3 -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class R-4 -- actual return	1,000.00	913.36	3.28	.68
Class R-4 -- assumed 5% return	1,000.00	1,021.78	3.47	.68
Class R-5 -- actual return	1,000.00	914.60	1.83	.38
Class R-5 -- assumed 5% return	1,000.00	1,023.29	1.94	.38
Class R-6 -- actual return	1,000.00	914.78	1.59	.33
Class R-6 -- assumed 5% return	1,000.00	1,023.54	1.68	.33

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2012. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of directors and other officers

“Independent” directors1
	Year first
	elected a
	director of
Name and age	the fund2	Principal occupation(s) during past five years

Ronald P. Badie, 68	2008	Retired; former Vice Chairman, Deutsche Bank Alex.
		Brown

Joseph C. Berenato, 65	2003	Chairman, Ducommun Incorporated (aerospace
Chairman of the Board		components manufacturer); former CEO, Ducommun
(Independent and		Incorporated
Non-Executive)

Louise H. Bryson, 67	2008	Chair Emerita of the Board of Trustees, J. Paul Getty
		Trust; former President, Distribution, Lifetime
		Entertainment Network; former Executive Vice
		President and General Manager, Lifetime Movie
		Network

Robert J. Denison, 70	2005	Chair, First Security Management (private investment)

Mary Anne Dolan, 64	2010	Founder and President, MAD Ink (communications
		company)

Robert A. Fox, 74	1970	Managing General Partner, Fox Investments LP;
		corporate director

John G. Freund, 57	2010	Founder and Managing Director, Skyline Ventures
		(venture capital investor in health care companies)

Leonade D. Jones, 63	1993	Retired; former Treasurer, The Washington Post
		Company

William H. Kling, 69	2010	President Emeritus, American Public Media

John G. McDonald, 74	1976	Stanford Investors Professor, Graduate School of
		Business, Stanford University

Christopher E. Stone, 55	2010	Daniel and Florence Guggenheim Professor of the
		Practice of Criminal Justice, John F. Kennedy School
		of Government, Harvard University

“Independent” directors1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	director	Other directorships4 held by director

Ronald P. Badie, 68	3	Amphenol Corporation; Nautilus, Inc.; Obagi Medical
		Products, Inc.

Joseph C. Berenato, 65	6	None
Chairman of the Board
(Independent and
Non-Executive)

Louise H. Bryson, 67	7	None

Robert J. Denison, 70	6	None

Mary Anne Dolan, 64	10	None

Robert A. Fox, 74	9	None

John G. Freund, 57	3	Mako Surgical Corporation; MAP Pharmaceuticals,
		Inc.; XenoPort, Inc.

Leonade D. Jones, 63	9	None

William H. Kling, 69	10	None

John G. McDonald, 74	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

Christopher E. Stone, 55	6	None

Gail L. Neale, a director of the fund since 1998, and Henry E. Riggs, a director of the fund since 1989, have retired from the board. The directors thank Ms. Neale and Mr. Riggs for their service and dedication to the fund.

“Interested” directors5
	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

James F. Rothenberg, 65	1997	Vice Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Director and Non-Executive
		Chair, American Funds Distributors, Inc.;6 Director
		and Non-Executive Chair, The Capital Group
		Companies, Inc.6

Donald D. O’Neal, 51	1995	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies, Inc.6

“Interested” directors5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	director	Other directorships4 held by director

James F. Rothenberg, 65	2	None
Vice Chairman of the Board

Donald D. O’Neal, 51	20	None
President

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers7
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Paul G. Haaga, Jr., 62	1994	Chairman of the Board, Capital Research and
Executive Vice President		Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company

Gordon Crawford, 64	1992	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management Company

Gregg E. Ireland, 61	2008	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

Michael T. Kerr, 52	1998	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company; Director,
		Capital Research and Management Company

Bradley J. Vogt, 46	1999	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;6 Chairman,
		Capital Research Company;6 Director, American Funds
		Distributors, Inc.;6 Director, The Capital Group
		Companies, Inc.6

Brad A. Barrett, 33	2010	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company6

Walter R. Burkley, 45	2010	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company

Barry S. Crosthwaite, 53	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Martin Romo, 44	2010	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;6 Director and Co-
		President, Capital Research Company;6 Director,
		The Capital Group Companies, Inc.6

Dylan J. Yolles, 42	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Patrick F. Quan, 53	1986–1998	Vice President — Fund Business Management
Secretary	2000	Group, Capital Research and Management Company

Jeffrey P. Regal, 40	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 38	2010	Associate, Capital Research and Management
Assistant Secretary		Company

Dori Laskin, 60	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Neal F. Wellons, 40	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Directors and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

7All of the officers listed, except Mr. Barrett, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Office of the fund
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2011, portfolio of The Growth Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Growth Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Growth Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 89% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 65% of 10-year periods and 75% of 20-year periods.* Our fund management fees have consistently been among the lowest in the industry.†

*Based on Class A share results for periods through 12/31/10. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
†Based on management fees for the 20-year period ended 12/31/10 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-905-1011P

Litho in USA AGD/Q/8057-S28696

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Ronald P. Badie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$82,000
2011	$87,000

b) Audit-Related Fees:
2010	$36,000
2011	$61,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$9,000
2011	$17,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	$1,196,000
2011	$984,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$10,000
2011	$17,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,661,000 for fiscal year 2010 and $1,671,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Growth Fund of America®
Investment portfolio

August 31, 2011

Common stocks — 91.64%	Shares	Value (000)

INFORMATION TECHNOLOGY — 18.39%
Apple Inc.1	13,050,000	$5,022,031
Oracle Corp.	95,303,676	2,675,174
Microsoft Corp.	78,487,100	2,087,757
Google Inc., Class A1	2,871,436	1,553,332
Texas Instruments Inc.	37,444,000	981,407
QUALCOMM Inc.	16,505,194	849,357
Samsung Electronics Co. Ltd.	1,056,700	736,922
EMC Corp.1	31,005,000	700,403
Visa Inc., Class A	7,746,400	680,754
Corning Inc.	44,540,000	669,436
Yahoo! Inc.1	46,487,136	632,458
First Solar, Inc.1,2	5,568,900	556,779
Baidu, Inc., Class A (ADR)1	3,766,000	549,008
Taiwan Semiconductor Manufacturing Co. Ltd.	156,580,000	374,590
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	11,350,000	135,859
Intel Corp.	24,000,000	483,120
International Business Machines Corp.	2,800,000	481,348
Linear Technology Corp.2	15,160,000	434,031
Avago Technologies Ltd.	12,261,220	405,969
KLA-Tencor Corp.2	10,940,000	401,279
Accenture PLC, Class A	7,280,000	390,135
Electronic Arts1	16,388,200	370,046
SINA Corp.1	3,000,000	322,230
Automatic Data Processing, Inc.	6,305,000	315,439
Altera Corp.	8,000,000	291,120
Murata Manufacturing Co., Ltd.	4,200,000	255,609
Motorola Solutions, Inc.1	5,900,000	248,331
Flextronics International Ltd.1,2	40,080,464	230,463
MediaTek Inc.	22,709,996	228,200
TE Connectivity Ltd.	6,923,000	211,982
FLIR Systems, Inc.	7,498,000	193,973
ASML Holding NV (New York registered)	4,217,778	148,761
ASML Holding NV	1,130,000	40,021
Xilinx, Inc.	6,000,000	186,840
Fidelity National Information Services, Inc.	6,513,700	183,556
Intuit Inc.1	3,015,000	148,730
Maxim Integrated Products, Inc.	5,902,120	136,044
Juniper Networks, Inc.1	5,750,000	120,347
Quanta Computer Inc.	55,014,258	111,320
National Instruments Corp.	4,105,010	104,391
Nokia Corp. (ADR)	13,089,474	84,296
Nintendo Co., Ltd.	460,400	80,571
SAP AG	1,285,000	70,144
AOL Inc.1	3,993,164	62,214
HTC Corp.	2,096,450	54,634
Rohm Co., Ltd.	1,005,000	51,582
Comverse Technology, Inc.1	6,000,000	41,400
Lender Processing Services, Inc.	1,550,000	27,342
Advanced Micro Devices, Inc.1	3,800,000	25,954
AVEVA Group PLC	1,000,000	25,583
Redecard SA, ordinary nominative	1,621,300	24,953
Applied Materials, Inc.	1,900,000	21,508
Akamai Technologies, Inc.1	980,000	21,501
Hewlett-Packard Co.	580,000	15,097
Western Union Co.	890,000	14,703
Monster Worldwide, Inc.1	1,114,500	10,521
Analog Devices, Inc.	87,559	2,891
		25,283,446

CONSUMER DISCRETIONARY — 16.56%
Amazon.com, Inc.1	13,197,000	2,841,182
Comcast Corp., Class A	69,382,100	1,492,409
Comcast Corp., Class A, special nonvoting shares	24,800,000	524,768
Home Depot, Inc.	58,764,400	1,961,556
DIRECTV, Class A1,2	40,270,000	1,770,672
NIKE, Inc., Class B	14,513,600	1,257,603
News Corp., Class A	61,405,800	1,060,478
Time Warner Cable Inc.	14,734,735	965,125
YUM! Brands, Inc.	15,431,000	838,983
Las Vegas Sands Corp.1	17,385,000	809,619
Time Warner Inc.	24,236,591	767,330
Johnson Controls, Inc.	20,749,900	661,507
Sands China Ltd.1	193,456,800	601,303
Walt Disney Co.	16,400,000	558,584
General Motors Co.1	20,880,234	501,752
Virgin Media Inc.2	19,765,400	501,251
Nikon Corp.	17,858,300	390,891
Carnival Corp., units	11,820,000	390,415
Naspers Ltd., Class N	6,770,000	354,313
McDonald’s Corp.	3,835,000	346,914
priceline.com Inc.1	620,000	333,101
CarMax, Inc.1	11,185,000	314,410
Liberty Media Corp., Series A1	2,000,165	142,632
Starbucks Corp.	8,000,000	308,960
Daimler AG	5,220,000	282,470
Expedia, Inc.	8,988,659	272,446
AutoNation, Inc.1	6,660,000	268,931
Wynn Resorts, Ltd.	1,500,000	232,080
Kohl’s Corp.	4,500,000	208,530
Marriott International, Inc., Class A	7,000,000	204,960
Lowe’s Companies, Inc.	8,850,000	176,380
Sirius XM Radio Inc.1	95,340,000	171,612
Shaw Communications Inc., Class B, nonvoting	7,500,000	171,150
Chipotle Mexican Grill, Inc.1	500,000	156,685
Harley-Davidson, Inc.	3,599,500	139,157
Darden Restaurants, Inc.	2,500,000	120,250
Staples, Inc.	6,900,000	101,706
Toyota Motor Corp.	2,730,000	97,477
Li & Fung Ltd.	53,130,000	95,808
D.R. Horton, Inc.	7,080,000	74,482
Apollo Group, Inc., Class A1	1,470,000	68,833
Harman International Industries, Inc.	1,816,200	65,728
LG Electronics Inc.	1,050,000	65,548
Genting Singapore PLC1	37,000,000	51,154
Toll Corp.1	2,840,710	48,832
		22,769,977

ENERGY — 11.58%
Apache Corp.	18,645,400	1,921,781
Schlumberger Ltd.	18,956,700	1,480,897
EOG Resources, Inc.2	14,755,837	1,366,243
Suncor Energy Inc.	36,897,388	1,182,314
Southwestern Energy Co.1,2	21,925,000	832,054
Noble Energy, Inc.	8,734,000	771,736
Canadian Natural Resources, Ltd.	19,555,000	738,829
Devon Energy Corp.	8,459,900	573,835
Nexen Inc. (CAD denominated)2	16,383,474	349,987
Nexen Inc.2	10,435,000	222,787
FMC Technologies, Inc.1	12,000,000	533,520
CONSOL Energy Inc.	9,715,213	443,597
Pioneer Natural Resources Co.	4,885,000	381,861
Talisman Energy Inc.	22,750,000	379,925
Concho Resources Inc.1,3	2,207,506	191,943
Concho Resources Inc.1	2,080,000	180,856
Newfield Exploration Co.1	6,670,000	340,503
Denbury Resources Inc.1	19,515,000	311,264
Cimarex Energy Co.	4,275,000	303,910
Range Resources Corp.	4,100,000	265,516
BG Group PLC	12,275,000	265,414
Technip SA	2,670,000	260,658
Core Laboratories NV	2,247,345	250,759
Woodside Petroleum Ltd.	6,640,000	249,702
Chevron Corp.	2,450,000	242,329
Tenaris SA (ADR)	6,917,894	229,674
Pacific Rubiales Energy Corp.	8,351,000	205,428
Baker Hughes Inc.	3,300,000	201,663
Occidental Petroleum Corp.	2,240,000	194,298
Murphy Oil Corp.	3,456,000	185,172
Halliburton Co.	3,705,000	164,391
Cenovus Energy Inc.	4,026,503	145,551
Peabody Energy Corp.	2,830,000	138,104
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	4,339,200	126,054
ConocoPhillips	1,615,000	109,933
Cobalt International Energy, Inc.1	8,466,200	81,868
Diamond Offshore Drilling, Inc.	680,000	43,336
Laricina Energy Ltd.1,4,5	950,000	41,229
OAO Gazprom (ADR)	592,000	7,370
Imperial Oil Ltd.	100,000	4,101
		15,920,392

HEALTH CARE — 10.12%
Allergan, Inc.2	15,955,400	1,305,311
Gilead Sciences, Inc.1	27,070,000	1,079,687
Merck & Co., Inc.	31,298,762	1,036,615
UnitedHealth Group Inc.	20,845,000	990,554
Biogen Idec Inc.1	8,695,400	819,107
Medco Health Solutions, Inc.1	13,246,100	717,144
Intuitive Surgical, Inc.1	1,829,600	697,718
Amgen Inc.	10,983,900	608,563
St. Jude Medical, Inc.	12,788,000	582,366
Edwards Lifesciences Corp.1,2	7,210,000	543,995
Alexion Pharmaceuticals, Inc.1	8,830,000	511,654
Bristol-Myers Squibb Co.	15,160,000	451,010
Vertex Pharmaceuticals Inc.1	8,969,000	406,027
Baxter International Inc.	6,670,000	373,387
Stryker Corp.	7,505,000	366,544
Aetna Inc.	8,815,000	352,864
Celgene Corp.1	5,920,000	352,062
Hospira, Inc.1	6,740,000	311,388
Boston Scientific Corp.1	44,645,000	302,693
Illumina, Inc.1	5,425,000	282,642
Novo Nordisk A/S, Class B	2,527,400	269,749
Pharmasset, Inc.1	1,845,900	242,404
Medtronic, Inc.	5,825,000	204,283
Zimmer Holdings, Inc.1	3,180,000	180,910
Johnson & Johnson	2,675,000	176,015
Thermo Fisher Scientific Inc.1	2,965,000	162,867
Abbott Laboratories	2,619,407	137,545
Human Genome Sciences, Inc.1,2	10,297,900	132,534
Teva Pharmaceutical Industries Ltd. (ADR)	3,000,000	124,080
Hologic, Inc.1	7,095,000	118,061
Thoratec Corp.1	1,273,000	43,613
Covance Inc.1	516,847	25,615
		13,909,007

FINANCIALS — 8.24%
Wells Fargo & Co.	41,655,978	1,087,221
Industrial and Commercial Bank of China Ltd., Class H	1,507,488,335	991,329
Goldman Sachs Group, Inc.	7,456,000	866,536
Citigroup Inc.	27,257,000	846,330
Bank of America Corp.	82,833,298	676,748
JPMorgan Chase & Co.	15,148,000	568,959
AIA Group Ltd.	152,613,800	536,099
Agricultural Bank of China, Class H	1,071,645,000	516,150
American Express Co.	8,980,000	446,396
HDFC Bank Ltd.4	25,485,965	262,174
HDFC Bank Ltd. (ADR)	2,700,000	90,072
ACE Ltd.	4,865,000	314,182
Fifth Third Bancorp	29,301,000	311,177
ICICI Bank Ltd. (ADR)	6,137,200	241,560
ICICI Bank Ltd.4	1,750,000	33,231
Bank of Nova Scotia	4,910,000	273,402
Aon Corp.	5,793,000	270,707
State Street Corp.	7,508,100	266,688
Morgan Stanley	15,000,000	262,500
Marsh & McLennan Companies, Inc.	7,387,171	219,547
Bank of New York Mellon Corp.	10,322,000	213,356
Berkshire Hathaway Inc., Class A1	1,930	211,854
Housing Development Finance Corp. Ltd.4	13,600,000	195,904
PNC Financial Services Group, Inc.	3,866,058	193,844
Onex Corp.	5,200,000	184,519
New York Community Bancorp, Inc.	11,100,000	142,191
Credit Suisse Group AG	4,450,000	127,340
Toronto-Dominion Bank	1,480,000	117,079
AMP Ltd.	22,673,816	109,794
UBS AG1	6,274,666	90,867
Banco Santander, SA	9,332,751	86,070
Jefferies Group, Inc.	5,000,000	82,050
Moody’s Corp.	2,396,100	73,872
Popular, Inc.1	33,528,333	69,739
BOK Financial Corp.	1,250,000	61,500
Genworth Financial, Inc., Class A1	7,647,700	52,846
City National Corp.	1,066,475	47,874
Willis Group Holdings PLC	1,210,000	47,347
Zions Bancorporation	2,450,000	42,728
Regions Financial Corp.	5,700,000	25,878
Discover Financial Services	910,000	22,896
First Horizon National Corp.	3,000,000	21,120
BB&T Corp.	930,000	20,730
Weyerhaeuser Co.	422,321	7,614
Washington Mutual, Inc.1	24,571,428	1,966
		11,331,986

INDUSTRIALS — 8.19%
Union Pacific Corp.	18,499,700	1,705,117
CSX Corp.	41,127,717	902,342
General Dynamics Corp.	10,161,400	651,143
Norfolk Southern Corp.	8,700,000	588,816
Boeing Co.	7,700,000	514,822
Precision Castparts Corp.	2,828,000	463,368
Caterpillar Inc.	4,800,000	436,800
Lockheed Martin Corp.	5,870,146	435,506
United Parcel Service, Inc., Class B	6,250,000	421,187
United Technologies Corp.	5,293,320	393,029
Stericycle, Inc.1	4,239,000	371,803
Southwest Airlines Co.	36,889,000	317,983
Wolseley PLC	11,765,000	305,952
United Continental Holdings, Inc.1	16,399,250	304,862
Delta Air Lines, Inc.1	39,590,000	298,113
Deere & Co.	3,670,000	296,609
Jardine Matheson Holdings Ltd.	5,080,000	281,432
PACCAR Inc	7,230,000	272,065
Ingersoll-Rand PLC	7,670,800	257,049
Iron Mountain Inc.	7,880,000	256,415
General Electric Co.	15,000,000	244,650
3M Co.	2,936,900	243,704
Cummins Inc.	2,525,000	234,623
Atlas Copco AB, Class A	8,115,000	183,248
KBR, Inc.	6,575,289	197,587
Joy Global Inc.	2,238,600	186,811
Ryanair Holdings PLC (ADR)	6,285,000	166,050
SGS SA	75,000	139,605
MTU Aero Engines Holding AG	1,877,000	127,832
Northrop Grumman Corp.	850,000	46,427
AMR Corp.1	4,750,000	17,195
		11,262,145

MATERIALS — 6.16%
Barrick Gold Corp.	24,000,000	1,218,000
Newmont Mining Corp.	17,648,000	1,105,118
Syngenta AG	3,230,000	1,028,101
Dow Chemical Co.	24,858,700	707,230
Praxair, Inc.	5,272,437	519,282
Freeport-McMoRan Copper & Gold Inc.	11,000,000	518,540
Cliffs Natural Resources Inc.	6,160,000	510,356
Celanese Corp., Series A2	8,784,500	412,959
Sigma-Aldrich Corp.	5,395,000	347,384
CRH PLC	17,569,763	313,720
Rio Tinto PLC	4,970,000	306,738
Potash Corp. of Saskatchewan Inc.	4,855,000	281,493
Nitto Denko Corp.	6,000,000	232,180
Israel Chemicals Ltd.	14,000,000	202,043
United States Steel Corp.	4,732,200	142,534
Steel Dynamics, Inc.	10,850,000	138,120
Nucor Corp.	2,800,000	101,024
ArcelorMittal	4,150,000	91,658
Alcoa Inc.	7,000,000	89,670
Ecolab Inc.	1,000,000	53,600
FMC Corp.	500,000	37,965
Kuraray Co., Ltd.	2,290,000	32,689
Air Products and Chemicals, Inc.	335,000	27,426
Akzo Nobel NV	412,000	20,975
AK Steel Holding Corp.	1,940,881	17,449
Sino-Forest Corp.1,4	9,900,000	6,791
		8,463,045

CONSUMER STAPLES — 5.59%
Philip Morris International Inc.	25,266,700	1,751,488
Costco Wholesale Corp.	18,925,000	1,486,369
CVS/Caremark Corp.	27,800,000	998,298
Avon Products, Inc.	20,480,000	462,029
Kerry Group PLC, Class A2	8,865,824	343,865
Altria Group, Inc.	11,836,700	321,840
Wilmar International Ltd.	70,000,000	308,063
PepsiCo, Inc.	4,222,500	272,056
Colgate-Palmolive Co.	2,421,500	217,862
Coca-Cola Co.	3,065,000	215,929
AMOREPACIFIC Corp.	197,000	214,570
Diageo PLC	10,500,000	211,354
Estée Lauder Companies Inc., Class A	2,009,000	196,199
Molson Coors Brewing Co., Class B	4,196,900	183,614
British American Tobacco PLC	3,750,000	167,007
Whole Foods Market, Inc.	1,697,600	112,093
L’Oréal SA	1,010,000	109,961
Procter & Gamble Co.	1,725,000	109,848
		7,682,445

TELECOMMUNICATION SERVICES — 1.70%
Crown Castle International Corp.1	13,329,250	578,889
SOFTBANK CORP.	17,343,300	572,372
América Móvil, SAB de CV, Series L (ADR)	21,480,000	549,029
American Tower Corp., Class A1	4,615,000	248,564
MetroPCS Communications, Inc.1	18,097,771	201,971
Telephone and Data Systems, Inc., special common shares	2,303,100	58,384
Sprint Nextel Corp., Series 11	14,000,000	52,640
CenturyLink, Inc.	1,224,674	44,272
Leap Wireless International, Inc.1	3,900,000	35,256
Broadview Networks Holdings, Inc., Class A1,4,5	31,812	—
		2,341,377

UTILITIES — 0.17%
Edison International	3,270,000	121,611
NRG Energy, Inc.1	2,500,000	58,600
RRI Energy, Inc.1	17,302,000	52,598
		232,809

MISCELLANEOUS — 4.94%
Other common stocks in initial period of acquisition		6,791,880

Total common stocks (cost: $104,239,171,000)		125,988,509

Preferred stocks — 0.05%	Shares

INFORMATION TECHNOLOGY — 0.05%
Zynga Inc., Class C1,4,5	4,740,144	66,500

TELECOMMUNICATION SERVICES — 0.00%
Broadview Networks Holdings, Inc., Series B1,4,5	1,272	158

Total preferred stocks (cost: $87,500,000)		66,658

Warrants — 0.02%

FINANCIALS — 0.01%
Citigroup Inc., Class A, warrants, expire 20191	24,718,700	12,903
Washington Mutual, Inc., warrants, expire 20131,4	2,857,142	—
		12,903

MISCELLANEOUS — 0.01%
Other warrants in initial period of acquisition		13,551

Total warrants (cost: $57,447,000)		26,454

	Shares or
Convertible securities — 0.17%	principal amount

CONSUMER DISCRETIONARY — 0.14%
Groupon Inc., Series G, convertible preferred1,4,5	3,007,282	192,466

TELECOMMUNICATION SERVICES — 0.03%
Clearwire Corp. 8.25% convertible notes 20403	$65,000,000	45,988

Total convertible securities (cost: $160,064,000)		238,454

	Principal amount
Bonds & notes — 0.03%	(000)

TELECOMMUNICATION SERVICES — 0.03%
LightSquared, Term Loan B, 12.00% 20146,7,8	$30,371	23,143
Clearwire Communications and Clearwire Finance, Inc., Series A, 12.00% 20153	4,000	3,800
Clearwire Communications and Clearwire Finance, Inc. 12.00% 20173	12,000	9,990
		36,933

CONSUMER DISCRETIONARY — 0.00%
MGM Resorts International 13.00% 2013	4,125	4,749

Total bonds & notes (cost: $48,647,000)		41,682

Short-term securities — 7.86%

Freddie Mac 0.05%–0.301% due 9/6/2011–6/26/2012	4,589,895	4,588,373
Fannie Mae 0.055%–0.25% due 9/13/2011–6/1/2012	1,814,708	1,814,149
Federal Home Loan Bank 0.09%–0.321% due 9/19/2011–8/15/2012	1,499,000	1,498,388
Federal Home Loan Bank 0.16% due 10/21/20119	25,000	25,007
U.S. Treasury Bills 0.209%–0.291% due 11/17/2011–3/8/2012	745,300	745,224
Federal Farm Credit Banks 0.13%–0.321% due 10/18/2011–4/4/2012	445,000	444,923
Jupiter Securitization Co., LLC 0.15%–0.16% due 9/15–10/12/20113	225,000	224,962
Falcon Asset Securitization Co., LLC 0.16% due 9/28/20113	75,000	74,991
Coca-Cola Co. 0.09%–0.16% due 9/9–11/1/20113	270,100	270,075
Hewlett-Packard Co. 0.13%–0.15% due 9/20–10/24/20113	264,500	264,455
CAFCO, LLC 0.15%–0.21% due 9/19–10/19/2011	147,300	147,275
Ciesco LLC 0.14%–0.25% due 9/15–11/28/2011	84,100	84,085
Straight-A Funding LLC 0.16% due 9/1–10/5/20113	205,225	205,168
NetJets Inc. 0.09%–0.11% due 9/15–10/7/20113	64,100	64,096
Wal-Mart Stores, Inc. 0.10% due 9/8/20113	60,000	59,999
Merck & Co. Inc. 0.05% due 9/14/20113	50,000	49,999
Private Export Funding Corp. 0.19% due 11/22/20113	45,000	44,978
Variable Funding Capital Corp. 0.17% due 10/18/20113	44,000	43,986
Abbott Laboratories 0.07% due 9/26/20113	36,000	35,998
General Electric Capital Services, Inc. 0.18% due 11/8/2011	33,500	33,490
PepsiCo Inc. 0.10% due 10/17/20113	25,000	24,996
Johnson & Johnson 0.23% due 10/4/20113	24,300	24,298
Procter & Gamble Co. 0.11% due 10/11/20113	20,100	20,098
eBay Inc. 0.14% due 9/7/20113	20,000	19,999

Total short-term securities (cost: $10,804,919,000)		10,809,012

Total investment securities (cost: $115,397,748,000)		137,170,769
Other assets less liabilities		315,749

Net assets		$137,486,518

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,679,819,000, which represented 1.22% of the net assets of the fund.
4Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $1,338,301,000, which represented .97% of the net assets of the fund. This amount includes $1,031,157,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
5Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the next page.

	Acquisition	Cost	Value	Percent of
	date(s)	(000)	(000)	net assets
Groupon Inc., Series G, convertible preferred	12/17/2010	$95,000	$192,466	.14%
Zynga Inc., Class C	2/18/2011	66,500	66,500	.05
Laricina Energy Ltd.	6/21/2011	41,523	41,229	.03
Broadview Networks Holdings, Inc., Series B	7/7/2000–3/6/2002	21,000	158	—
Broadview Networks Holdings, Inc., Class A	7/7/2000–3/6/2002	—	—	—
Total restricted securities		$224,023	$300,353	.22%

6Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
7Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
8Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $23,143,000, which represented .02% of the net assets of the fund.
9Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts
CAD = Canadian dollars

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-905-1011O-S29396

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
The Growth Fund of America, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Growth Fund of America, Inc. (the “Fund”) as of August 31, 2011, and for the year then ended and have issued our report thereon dated October 4, 2011, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2011, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 4, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GROWTH FUND OF AMERICA, INC.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: October 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: October 31, 2011

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: October 31, 2011